                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Filed by the registrant /X/

    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / / Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                QUICKTURN DESIGN SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------

     (3) Filing Party:
         -----------------------------------------------------------------------

     (4) Date Filed:
         -----------------------------------------------------------------------

                         QUICKTURN DESIGN SYSTEMS, INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 11, 1997

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Quickturn Design Systems, Inc., a Delaware corporation (the "Company"), will be held on Friday, April 11, 1997 at 8:00 a.m., local time, at the Company's headquarters located at 440 Clyde Avenue, Mountain View, California 94043, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

    3. To ratify the adoption of the Company's 1997 Stock Option Plan and the reservation of 1,000,000 shares of Common Stock for issuance thereunder.

    4. To approve an amendment to the Company's 1993 Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares.

    5. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1997.

    6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only holders of record of the Company's Common Stock at the close of business on February 21, 1997, the record date, are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          THE BOARD OF DIRECTORS

Mountain View, California
March 7, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                         QUICKTURN DESIGN SYSTEMS, INC.

                               ------------------

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

    The enclosed Proxy is solicited on behalf of Quickturn Design Systems, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, April 11, 1997 at 8:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 440 Clyde Avenue, Mountain View, California 94043. The Company's telephone number at that location is (415) 967-3300.

    These proxy solicitation materials were mailed on or about March 7, 1997, together with the Company's 1996 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

RECORD DATE


    Holders of record of the Company's Common Stock at the close of business on February 21, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 16,568,213 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners." The closing sales price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $18.00 per share.


REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.


    The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in obtaining proxies from brokers and nominees of stockholders for the Annual Meeting. The estimated cost of such services is $5,000, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.


QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than November 7, 1997 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. Frank J. Caufield is not standing for re-election and will resign from the Board of Directors on the date of the Annual Meeting. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.


NAME                                    AGE(1)                             PRINCIPAL OCCUPATION
------------------------------------  -----------  --------------------------------------------------------------------
Glen M. Antle.......................          58   Chairman of the Board of the Company
Keith R. Lobo.......................          45   President and Chief Executive Officer of the Company
Richard C. Alberding................          66   Executive Vice President, Hewlett-Packard Company, Retired
Michael R. D'Amour..................          43   President of D'Amour and Associates
Yen-Son (Paul) Huang................          51   Entrepreneur
Dr. David K. Lam....................          54   Technology and Business Advisor


------------------------

(1) As of February 21, 1997.

    Glen M. Antle joined the Company in June 1993 as Chairman of the Board. From July 1990 to June 1993, he served as Chairman of PiE Design Systems, Inc. ("PiE"), and from September 1992 to June 1993, he served as Chief Executive Officer of PiE. He served as Chairman, from August 1982 to May 1988, as co-Chairman, from May 1988 to June 1989, and Chief Executive Officer, from August 1982 to September 1988, of Cadence Design Systems, Inc., a company that develops CAD software products ("Cadence"). Mr. Antle is currently a director of Trident Microsystems, Inc.

    Keith R. Lobo joined the Company in November 1992 as President, Chief Executive Officer and Director. From March 1992 to October 1992, Mr. Lobo served as a consultant in the venture capital field and was a private investor. From March 1988 to February 1992, he served as Executive Vice President and Chief Operating Officer of Chips & Technologies Inc., a semiconductor supplier of microcomputer components to the personal computer industry.


    Richard C. Alberding has served as a director of the Company since May 1995. Mr. Alberding has served as a management consultant since June 1991. From 1958 to 1991, he served in a variety of positions for Hewlett-Packard Company, most recently as Executive Vice President. Mr. Alberding also serves as a director of Walker Interactive Systems, Inc., Paging Network Inc., Sybase, Inc., Kennametal Inc., Digital Microwave Corp., Digital Link Corp. and Storm Technology, Inc.


    Michael R. D'Amour co-founded the Company and has served as Director since the Company's inception. Since December 1995, Mr. D'Amour has served as President of D'Amour and Associates, a research and development company. From January 1995 to April 1995, he served as the Company's Executive Vice President. He previously served as the Company's Executive Vice President, International Sales from June 1990 to December 1994, as the Company's Executive Vice President, Research and Development from September 1987 to June 1990, as the Company's President and Chief Executive Officer from September 1987 to July 1988, and as the Company's Chairman of the Board from the Company's inception to June 1993.

    Yen-Son (Paul) Huang served as Executive Vice President between January 1996 and December 1996 and as Director of the Company since June 1993. From June 1993 to January 1996, he served as the Company's Executive Vice President, Product Development. From January 1990 to June 1993, he served as President of PiE, a company he co-founded. Mr. Huang is currently a director of EPIC Design Technology, Inc.

    Dr. David K. Lam has served as a director of the Company since September 1996. Dr. Lam is a technology and business advisor in the semiconductor equipment industry. Between April 1989 and October 1996, Dr. Lam served as President and Chief Executive Officer of ExpertEdge, Inc., a provider of integrated, multimedia client-server software. From 1987 to 1989, he was Vice President at Wyse Technology, Inc., and he founded Lam Research in 1980.

REQUIRED VOTE

    The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

BOARD MEETINGS AND COMMITTEES


    The Board of Directors of the Company has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.


    The Audit Committee, which currently consists of Messrs. Caufield and Alberding, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1996.

    The Compensation Committee, which currently consists of Messrs. Caufield, Alberding and Antle, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans, and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held eight meetings during fiscal 1996.


    The Nominating Committee, which currently consists of Messrs. Caufield, Lobo and Antle, is responsible for making recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders, provided such recommendations are submitted in writing to the Secretary of the Company. The Nominating Committee held two meetings during fiscal 1996.


    The Board of Directors held a total of nine meetings (including regularly scheduled and special meetings) during fiscal 1996. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served, except Mr. Huang.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, nonemployee members of the Board of Directors receive an annual cash retainer of $12,000 and an annual committee membership stipend of $1,500 for each committee of the Board of Directors on which such director serves.


    In addition, nonemployee directors participate in the Company's 1994 Outside Director Stock Option Plan (the "Director Plan"). The Director Plan was adopted by the Board of Directors in January 1994 and approved by the stockholders in May 1994. The Director Plan provides for an automatic grant of a nonstatutory stock option to purchase 20,000 shares of Common Stock to a nonemployee director on the date of the first meeting on which such individual participates as a director (an "Initial Option"). An Initial Option has a term of ten years and vests monthly over four years. Beginning four years after the grant of an Initial Option to a director, such director is granted an automatic annual option to purchase 3,500 shares of Common Stock (a "Subsequent Option"), which option has a term of ten years and vests monthly over one year. The exercise price of each option granted equals 100% of the fair market value of the Common Stock, based on the closing sales price of the Common Stock as reported on the Nasdaq National Market on the date of grant. Options granted under the Director Plan must be exercised within three months following the end of the optionee's tenure as a director of the Company or within twelve months after the termination of a director's tenure due to death or disability. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, the Director Plan has been structured so that options granted to nonemployee directors who administer the Company's other employee benefit plans qualify as transactions exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder. Dr. Lam received an Initial Option in 1996.

                                 PROPOSAL NO. 2
             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

    The Company's Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock consisting of 20,000,000 shares of Common Stock, $0.001 par value per share, and 2,000,000 shares of Preferred Stock, $0.001 par value per share. In February 1997, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 40,000,000 shares. The stockholders are being asked to approve at the Annual Meeting such amendment to the Certificate. Under the proposed amendment, the first paragraph of the Article numbered "FOURTH" of the Certificate would be amended to read as follows:


    This corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock ("Preferred") and Common Stock ("Common"). The total number of shares of Preferred this corporation shall have authority to issue shall be 2,000,000, $.001 par value, and the total number of shares of Common which this corporation shall have the authority to issue shall be 40,000,000, $.001 par value.


PURPOSE AND EFFECT OF THE AMENDMENT


    The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets or to establish a strategic relationship with a corporate partner. Approval of the amendment will eliminate the delays and expense that otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of the Company's Common Stock for possible future transactions involving the issuance of additional shares. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. While there is no transaction pending that would require approval of the increase, failure to approve the increase would leave the Company with a smaller pool of authorized but unissued Common Stock than the Board considers appropriate or desirable. Furthermore, as of February 21, 1997, 16,568,213 shares of the Company's Common Stock were issued and outstanding, and 3,232,022 shares of the Company's Common Stock were subject to outstanding options under the Company's employee benefit plans. Unless the amendment is approved, the Company will be unable to increase the shares reserved under the Company's benefit plans (as proposed in Proposal No. 3 and Proposal No. 4 in this Proxy Statement).


    The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company, and the increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

    If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

POTENTIAL ANTI-TAKEOVER EFFECT

    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

REQUIRED VOTE

    The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company as of the Record Date. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE.

                                 PROPOSAL NO. 3
                       ADOPTION OF 1997 STOCK OPTION PLAN


    In February 1997, the Board of Directors adopted and approved the 1997 Stock Option Plan (the "1997 Plan") and reserved 1,000,000 shares for issuance thereunder, subject to stockholder approval. As of February 21, 1997, no options have been granted pursuant to the 1997 Plan. The 1997 Plan will replace the Company's 1988 Stock Option Plan (the "1988 Plan") with respect to future option grants. As of February 21, 1997, an aggregate of 358,665 shares were available for issuance under the 1988 Plan. The Company anticipates continuing to grant options under the 1988 Plan until all such available shares are issued.


    The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are granted options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to ratify the adoption of the 1997 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1997 PLAN.

SUMMARY OF THE 1997 STOCK PLAN

    GENERAL. A total of 1,000,000 shares of Common Stock is reserved for issuance under the 1997 Plan. The purpose of the 1997 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the 1997 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

    ADMINISTRATION. The 1997 Plan may generally be administered by the Board or a Committee appointed by the Board. The administrators of the 1997 Plan are referred to herein as the "Administrator."

    ELIGIBILITY; LIMITATIONS. Nonstatutory stock options may be granted under the 1997 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options may be granted, the time or times at which such awards may be exercised, and the number of shares subject to each such award.

    Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of the Company. To maximize the Company's deduction attributable to options granted to such persons, the 1997 Plan provides that an employee may be granted, in any fiscal year of the Company, options to purchase no more than 200,000 shares of Common Stock; provided, however, that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 100,000 shares of Common Stock.

    TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. However, the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder") may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock on the last market trading day prior to the date the option is granted.


    (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Generally, options granted under the 1997 Plan will vest over a four-year period at the rate of one-fourth at the end of one year from the date of grant and 1/48th at the end of each month thereafter. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law or any combination thereof.


    (c) TERM OF OPTION. The term of an incentive stock option may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% Stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

    (d) TERMINATION OF SERVICE. If an optionee ceases to be an employee, director or consultant for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in such optionee's option agreement, and only to the extent that the optionee was entitled to exercise the option at the date of such cessation (but in no event later than the expiration of the term of such option). If no such period is specified in the option agreement, the option shall remain exercisable for three months following the optionee's termination of service.

    (e) DEATH OR DISABILITY. If an optionee ceases to be an employee, director or consultant as a result of death or disability, then all options held by such optionee under the 1997 Plan expire on the earlier of (i) 12 months from the date of such cessation or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such cessation.

    (f) NONTRANSFERABILITY OF OPTIONS. Options granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

    (g) OTHER PROVISIONS. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the Common Stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of Common Stock subject to the 1997 Plan, the number of shares of Common Stock subject to any option outstanding under the 1997 Plan and the exercise price of any such outstanding award.

    In the event of a proposed liquidation or dissolution, any unexercised options will terminate. The Administrator may, at its discretion, provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable.

    In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent awards, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for 15 days from the date of such notice and that the option terminates upon expiration of such period.

    AMENDMENT AND TERMINATION OF THE 1997 PLAN. The Board may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1997 Plan to the extent necessary to comply with U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the 1997 Plan. No such action by the Board or stockholders may alter or impair any option previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES FOR THE 1997 PLAN

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

    The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1997 Plan. It does not purport to be complete, and does not discuss the tax consequences of an employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                 PROPOSAL NO. 4
                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                  1993 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

GENERAL


    The 1993 Employee Qualified Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in March 1993 and approved by the stockholders in November 1993. In April 1995, the Stockholders approved an amendment to the Purchase Plan which increased the number of shares reserved thereunder by an additional 250,000 shares of Common Stock, for an aggregate of 450,000 shares reserved for issuance thereunder, and modified the pricing mechanics of an automatic reenrollment. The Purchase Plan, which is intended to qualify under
Section 423 of the Code, permits eligible employees to purchase Common Stock through payroll deductions at a price equal to 85% of the fair market value of the Common Stock at the beginning or at the end of each offering period, whichever is lower. Employees are eligible to participate in the Purchase Plan if they have been regularly employed by the Company for at least thirty days prior to an offering date. As of February 21, 1997, a total of 443,965 shares of Common Stock had been purchased under the Purchase Plan, and 294 employees were participating under the Purchase Plan.


PROPOSAL

    In February 1997, the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares reserved thereunder by an additional 750,000 shares of Common Stock, for an aggregate of 1,200,000 shares reserved for issuance thereunder.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN.


SUMMARY OF PURCHASE PLAN


    ADMINISTRATION. The Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

    ELIGIBILITY. Employees are eligible to participate if they have been employed by the Company at least thirty days prior to an offering date; however, they must be regularly employed by the Company for at least twenty hours per week and more than three months per calendar year. Participation in the Purchase Plan ends automatically on termination of employment with the Company. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office at least ten business days prior to the applicable enrollment date.

    OFFERING PERIODS. The Purchase Plan is implemented by consecutive and overlapping offering periods of approximately 24 months, with purchases automatically being made every six months.

    PURCHASE PRICE. The purchase price per share of the shares offered under the Purchase Plan in a given offering period shall be the lower of 85% of the fair market value of the Common Stock on the enrollment date or 85% of the fair market value of the Common Stock on the exercise date. The fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock for such date as reported by the Nasdaq National Market, except that the fair market value on the enrollment date shall be the closing price on the previous trading day.



    PAYROLL DEDUCTIONS. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the plan to include all regular earnings, all bonuses paid pursuant to the Company's formal Bonus Plan and commissions (but excluding incentive payments and other compensation) for a given offering period; provided, however, that such deductions shall be no less than $25 on any given payday. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. Payroll deductions shall commence on the first payday following the enrollment date, and shall end on the exercise date of the offering period unless sooner terminated as provided in the Purchase Plan.


    GRANT AND EXERCISE OF OPTION. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or on the exercise date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each exercise date for the maximum number of whole shares at the applicable price.

    Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

    WITHDRAWAL; TERMINATION OF EMPLOYMENT. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account and not yet used by giving written notice to the Company.

    TRANSFERABILITY. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to the Purchase Plan) and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL. The shares reserved under the Purchase Plan as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the plan be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board determines to shorten the offering period.

    AMENDMENT AND TERMINATION. The Board of Directors of the Company may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of the Company and its stockholders. Except as provided in the Purchase Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. Unless terminated sooner, the Purchase Plan will terminate 20 years from its effective date.


FEDERAL INCOME TAX CONSEQUENCES FOR THE PURCHASE PLAN

    No income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Enrollment Date and one year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.


    The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.


PARTICIPATION IN THE PURCHASE PLAN

    Eligible employees participate in the Purchase Plan voluntarily and each such employee determines his or her level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth certain information regarding shares purchased under the Purchase Plan during the Company's last fiscal year by (i) each of the officers named in the Summary Compensation Table, (ii) all executive officers as a group, and (iii) all other employees (excluding executive officers) as a group:


                                                                                    NUMBER OF
                                                                          DOLLAR     SHARES
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION                    VALUE (1)   PURCHASED
----------------------------------------------------------------------  ----------  ---------
Keith R. Lobo
  President and Chief Executive Officer...............................      --         --
Jeffrey K. Jordan
  Vice President, North American Sales................................  $   42,635     3,693
Alexander M. Levi
  Vice President, Asia-Pacific Sales..................................  $   25,597     2,285
Raymond K. Ostby
  Vice President, Finance and Administration,
  Chief Financial Officer and Secretary...............................      --         --
Dugald H. Stewart
  Vice President, Manufacturing.......................................  $    3,917       335
All executive officers as a group (13 persons)........................  $  365,888    31,234
All other employees (excluding executive officers) as a group.........  $1,986,216   166,883


------------------------------

(1) Represents the market value of the shares on the date of purchase. The purchase price paid by each participant in the Purchase Plan is at least 15% below the market value.

                                 PROPOSAL NO. 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Coopers & Lybrand L.L.P., certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has audited the Company's financial statements since the Company's inception. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

    The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of Coopers & Lybrand L.L.P., the appointment of the independent auditors will be reconsidered by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth the beneficial ownership of Common Stock of the Company as of February 21, 1997 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's current directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.


                                                                                            SHARES       PERCENTAGE
                                                                                          BENEFICIALLY  BENEFICIALLY
NAME                                                                                       OWNED(1)         OWNED
----------------------------------------------------------------------------------------  -----------  ---------------
Kopp Investment Advisors, Inc.(2).......................................................    1,426,300          8.6%
  6600 France Avenue South
  Edina, MN 55435
Glen M. Antle(3)........................................................................      315,365          1.9%
Keith R. Lobo(4)........................................................................      430,833          2.5%
Yen-Son (Paul) Huang(5).................................................................      343,925          2.1%
Michael R. D'Amour(6)...................................................................       88,658         *
Frank J. Caufield(7)....................................................................       48,750         *
Richard C. Alberding(7).................................................................       10,000         *
Dr. David K. Lam(7).....................................................................        2,917         *
Jeffrey K. Jordan(7)....................................................................       11,542         *
Alexander M. Levi(7)....................................................................          813         *
Dugald H. Stewart(7)....................................................................       15,896         *
Raymond K. Ostby(8).....................................................................       77,891         *

All directors and executive officers as a group
  (18 persons)(9).......................................................................    1,669,992          9.5%


------------------------

 *  Less than 1%.

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of February 21, 1997 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.


(3) Includes 193,270 shares held by The Antle Family Trust, as to which Mr. Antle shares voting and dispositive power, and 108,095 shares of Common Stock subject to options exercisable within sixty days of February 21, 1997.



(4) Includes options to purchase 425,833 shares of Common Stock exercisable within sixty days from February 21, 1997.



(5) Includes options to purchase 20,625 shares of Common Stock exercisable within sixty days from February 21, 1997.



(6) Includes 80,221 shares held by The D'Amour Family Trust, as to which Mr. D'Amour shares voting and dispositive power, and 1,537 shares of Common Stock subject to options exercisable within sixty days of February 21, 1997.



(7) All such shares are subject to options exercisable within sixty days from February 21, 1997.

(8) Includes options to purchase 69,791 shares of Common Stock exercisable within sixty days from February 21, 1997.



(9) Includes options to purchase 928,839 shares of Common Stock exercisable within sixty days from February 21, 1997.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

    Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with, except that Dr. Lam filed a Form 3 late following his appointment as a Director of the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    The Company's Compensation Committee was formed in October 1993 and is currently composed of Messrs. Caufield, Alberding and Antle. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.


                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the person serving as Chief Executive Officer and each of the four most highly compensated executive officers during the last fiscal year (the "Named Officers"), for services rendered to the Company in all capacities during the last three fiscal years.


                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                              ANNUAL COMPENSATION     ---------------------      ALL OTHER
                                                           -------------------------  SECURITIES UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                         YEAR     SALARY        BONUS (1)         OPTIONS                (2)
--------------------------------------------------  -----  -----------     ---------  ---------------------   ---------------

Keith R. Lobo ....................................   1996  $   250,000     $ 200,000         100,000          $  6,768
  PRESIDENT AND CHIEF EXECUTIVE OFFICER              1995  $   227,369     $ 150,000          20,000          $  3,978
                                                     1994  $   196,153     $  25,000               0          $    766

Jeffrey K. Jordan ................................   1996  $   382,499(3)  $  30,000          25,000          $ 34,000(4)
  VICE PRESIDENT, NORTH AMERICAN SALES               1995  $   544,567     $  30,000          10,000          $ 10,800
                                                     1994  $   204,034     $  46,000          10,000          $ 10,800

Alexander M. Levi ................................   1996  $   308,660(5)  $  24,000               0          $  9,000
  VICE PRESIDENT, ASIA-PACIFIC SALES                 1995  $   298,527     $  15,000           5,000          $ 10,800
                                                     1994  $   245,774     $       0               0          $ 10,800

Dugald H. Stewart ................................   1996  $   184,333     $ 102,000          40,000          $  8,873
  VICE PRESIDENT, MANUFACTURING                      1995  $   151,667     $  56,000          10,000          $  6,000
                                                     1994  $   131,376     $  14,000          12,000          $  6,000

Raymond K. Ostby .................................   1996  $   190,000     $  70,000          40,000          $  6,768
  VICE PRESIDENT, FINANCE AND ADMINISTRATION,        1995  $   156,667     $  66,000               0          $  5,863
  CHIEF FINANCIAL OFFICER AND SECRETARY              1994  $   134,512     $  24,000          95,000(6)       $  8,350


------------------------

(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.


(2) Includes health care premiums and 401(k) contributions.


(3) Includes $293,747 from commissions.


(4) Includes a relocation allowance of $25,000.



(5) Includes $228,660 from commissions.



(6) Includes options to purchase 85,000 shares of Common Stock granted in August and December 1993 that were repriced in July 1994.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows, as to the Named Officers, information concerning stock options granted during the fiscal year ended December 31, 1996.


                                                        INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                                       ----------------------------------------------------  VALUE AT ASSUMED ANNUAL
                                        NUMBER OF     PERCENT OF                               RATES OF STOCK PRICE
                                       SECURITIES    TOTAL OPTIONS                           APPRECIATION FOR OPTION
                                       UNDERLYING     GRANTED TO                                     TERM(4)
                                         OPTIONS     EMPLOYEES IN    EXERCISE   EXPIRATION   ------------------------
NAME                                   GRANTED(1)   FISCAL YEAR(2)     PRICE      DATE(3)        5%          10%
-------------------------------------  -----------  ---------------  ---------  -----------  ----------  ------------
Keith R. Lobo........................     100,000           8.40%    $  12.125    10/11/06   $  762,535  $  1,932,413

Jeffrey K. Jordan....................      25,000           2.10%    $  13.500    09/13/06   $  212,252  $    537,888

Alexander M. Levi....................           0         --            --          --           --           --

Dugald H. Stewart....................      10,000           0.84%    $  11.500    01/16/06   $   72,323  $    183,280
                                           30,000           2.52%    $  12.125    10/11/06   $  228,760  $    579,724

Raymond K. Ostby.....................      10,000           0.84%    $  11.500    04/12/06   $   72,323  $    183,280
                                           30,000           2.52%    $  12.125    10/11/06   $  228,760  $    579,724


------------------------

(1) All options in this table are incentive stock options or non-qualified stock options and were granted under the 1988 Plan or the 1996 Supplemental Stock Plan (the "1996 Plan") and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms and vest over a four-year period at the rate of one-fourth at the end of one year from the date of grant and 1/48th at the end of each month thereafter.

(2) The Company granted options to purchase 1,190,400 shares of Common Stock to employees in fiscal 1996.

(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.

(4) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of the Company's Common Stock were to increase at such rates from the price at 1996 fiscal year end ($19.75 per share) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $32.19 and $51.15, respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 1996 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock on the last trading day of fiscal 1996, which was $19.75 per share.

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING               VALUE OF UNEXERCISED
                                 SHARES                         UNEXERCISED              IN-THE-MONEY OPTIONS
                                ACQUIRED                OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                                   ON         VALUE     ---------------------------   ---------------------------
NAME                            EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------  ----------   ---------   -----------   -------------   -----------   -------------
Keith R. Lobo................    15,000     $ 193,125      424,583       110,417      $ 7,388,433   $  895,317
                                  5,000     $  63,750
                                 15,000     $ 190,005

Jeffrey K. Jordan............         0     $       0       10,041        34,959      $   126,315   $  263,685

Alexander M. Levi............     1,500     $  20,700          396         2,604      $     5,049   $   33,201
                                  1,500     $  21,188
                                  2,000     $  15,500

Dugald H. Stewart............       271     $   2,832       11,729        50,271      $   151,474   $  439,526
                                    547     $   5,607
                                    234     $   3,978
                                  1,250     $  12,813
                                  1,875     $  31,875

Raymond K. Ostby.............         0     $       0       60,792        74,208      $   828,291   $  777,334

------------------------


(1) Market value of underlying securities based on the closing price of Company's Common Stock on the last trading day of fiscal 1996 on the Nasdaq National Market of $19.75 minus the exercise price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


    The Compensation Committee (the "Committee") is responsible for establishing policies and programs which determine the compensation of the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also has exclusive authority to grant stock options to executive officers of the Company under the 1988 Stock Option Plan (the "1988 Plan") the 1996 Supplemental Stock Plan (the "1996 Plan") and the 1997 Stock Option Plan (the "1997 Plan").


    COMPENSATION PHILOSOPHY AND POLICIES

    The Committee's compensation philosophy is to provide cash and equity incentives to the Company's officers and other employees through programs designed to attract and retain personnel of the highest caliber in order to maintain the Company's competitive position in its market. The Company seeks to motivate its key employees by rewarding superior performance and by joining the interests of employees to that of the stockholders through equity incentives.

    The Committee seeks to foster teamwork and to motivate high performance through a bonus program which depends upon achievement of corporate performance objectives and, increasingly, individual performance objectives.

    The Committee's policy is to establish a total compensation program at the beginning of each year which is designed to enhance the Company's ability to meet its financial, technical and other strategic goals for the year, while creating an environment which will attract, retain and motivate highly skilled officers and key employees to promote the success of the Company's business.

    ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes both cash and equity elements.


    Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, while taking into account competitive conditions in the industry. In addition, cash performance awards are paid to officers and other key employees up to an established percentage of base salary, subject to meeting all or a portion of targeted objectives. Performance awards are based on achievement of corporate financial goals and discretionary individual performance reviews. Compensation of sales personnel includes two additional components, sales commissions and sales bonuses tied to quarterly and annual targets.



    Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1988 Plan, the 1996 Plan, the 1997 Plan and the 1993 Employee Qualified Stock Purchase Plan (the "Purchase Plan"). The 1988 Plan, the 1996 Plan and the 1997 Plan permit the Board of Directors or any committee delegated by the Board to grant stock options to employees on such terms as the Board or its committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Compensation Committee believes that it is in the stockholders' interests to link employees' compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company may also make discretionary contributions towards the 401(k) Plan. The Company made contributions to the 401(k) Plan for fiscal 1996.


    1996 EXECUTIVE COMPENSATION


    Executive compensation for fiscal 1996 included base salary and cash performance awards, plus, in the case of sales executives, sales commissions and sales bonuses. Executive officers, like other employees, were eligible for option grants under the 1988 Plan. Performance awards for the 1996 fiscal year were based upon achievement by the Company of corporate revenue and profit goals which had been established at the beginning of the year (as to which no payments were made in fiscal 1996) and individual performance goals. Performance awards were paid after 1996 fiscal year end.


    CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1996

    Keith R. Lobo joined the Company in November 1992. His annual base compensation is set by the Compensation Committee in January of each year, after review of salaries paid to chief executives of comparable companies and in light of Mr. Lobo's performance during the prior year. Like all officers, he is eligible to receive options under the 1988 Plan, 1996 Plan and 1997 Plan and to participate in the Purchase Plan. Mr. Lobo received a performance award for fiscal 1996 in the amount of $200,000, which constituted 100% of his target bonus. Mr. Lobo's current base compensation is $250,000 per annum and he holds options to purchase 535,000 shares of Common Stock.

    SUMMARY


    The Compensation Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and incentivizing them to achieve goals that will build long-term stockholder value.


                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Frank J. Caufield
                                          Richard C. Alberding
                                          Glen M. Antle

                     COMPANY STOCK PRICE PERFORMANCE GRAPH


    The following graph compares the Company's cumulative total stockholder return with those of the S&P 500 Index and the S&P High Tech Composite Index. The graph assumes that $100 was invested (i) on December 15, 1993 (the effective date of the Company's initial public offering) in the Company's Common Stock and
(ii) on November 30, 1993 in the S&P 500 Index and the S&P Tech Sector (formerly known as the S&P High Tech Composite), including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          12/15/93     12/93      12/94      12/95      12/96
Quickturn Design Systems,
Inc.                                QKTN        100        104        115         83        171
S&P 500                             I500        100        101        103        141        173
S&P Tech Sector                     ITES        100        103        120        172        244

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.


    It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.


                                          THE BOARD OF DIRECTORS

Mountain View, California
March 7, 1997

                                  APPENDIX A

                        QUICKTURN DESIGN SYSTEMS, INC.
                ANNUAL MEETING OF SHAREHOLDERS, APRIL 11, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF QUICKTURN DESIGN SYSTEMS, INC.

    PROXY - The undersigned stockholder of QUICKTURN DESIGN SYSTEMS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 7, 1997, and hereby appoints Keith R. Lobo and Raymond K. Ostby, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Quickturn Design Systems, Inc. held on record by the undersigned on February 21, 1997 at the Annual Meeting of Stockholders to be held on April 11, 1997, or any postponement or adjournment thereof.

Please mark votes as in this example  /x/

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S), OR IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any of nominees for whom you withhold authority to vote).

    Nominees: Glen M. Antle, Keith R. Lobo, Richard C. Alberding, Michael R. D'Amour, Yen-Son (Paul) Huang, Dr. David K. Lam.


                        FOR            WITHHELD

                         / /              / /


    / /
        --------------------------------------
    FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

    Mark here for address change and note below:  / /

2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

              FOR            AGAINST             ABSTAIN

              / /              / /                 / /

3. To ratify the adoption of the Company's 1997 Stock Option Plan and the reservation of 1,000,000 shares of Common Stock for issuance thereunder.

              FOR            AGAINST             ABSTAIN

              / /              / /                 / /

4. To approve an amendment to the Company's 1993 Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares.

              FOR            AGAINST             ABSTAIN

              / /              / /                 / /

5. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1997

              FOR            AGAINST             ABSTAIN

              / /              / /                 / /

6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.

Signature:                                            Date:
          ----------------------------------------         -------------------

Signature:                                            Date:
          ----------------------------------------         -------------------

                                  APPENDIX B

                        QUICKTURN DESIGN SYSTEMS, INC.

                            1997 STOCK OPTION PLAN


    1.   PURPOSES OF THE PLAN.  The purposes of this Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         - to provide additional incentive to Employees, Directors and Consultants, and

         -    to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         (c)  "BOARD" means the Board of Directors of the Company.

         (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

         (f)  "COMMON STOCK" means the common stock of the Company.

         (g) "COMPANY" means Quickturn Design Systems, Inc., a Delaware corporation.

         (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

         (i)  "DIRECTOR" means a member of the Board.

         (j)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)  "OPTION" means a stock option granted pursuant to the Plan.

         (s) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

         (u) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

         (v) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

         (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (x)  "PLAN" means this 1997 Stock Option Plan.

         (y) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (z)  "SECTION 16(B)" means Section 16(b) of the Exchange Act.

         (aa) "SERVICE PROVIDER" means an Employee, Director or Consultant.

         (bb) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (cc) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a)  PROCEDURE.

              (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

              (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

              (ii) to select the Service Providers to whom Options may be granted hereunder;

              (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

              (iv) to approve forms of agreement for use under the Plan;

              (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

              (vii)     to institute an Option Exchange Program;

              (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

              (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

              (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

              (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

    5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.   LIMITATIONS.

         (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (c)  The following limitations shall apply to grants of Options:

              (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares.

              (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

              (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

         (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)    cash;

              (ii)   check;

              (iii)  promissory note;

              (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

              (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

              (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

              (vii)  any combination of the foregoing methods of payment; or

              (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

              Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

    12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    13. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    14.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    15.  CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                  APPENDIX C


                        QUICKTURN DESIGN SYSTEMS, INC.

                  1993 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

                    (AS AMENDED THROUGH FEBRUARY 11, 1997)



    The following constitute the provisions of the 1993 Employee Qualified
Stock Purchase Plan (herein called the "Plan") of Quickturn Design Systems, Inc. (herein called the "Company").

    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.   DEFINITIONS.

         (a)  "BOARD" shall mean the Board of Directors of the Company.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "COMMON STOCK" shall mean the Common Stock, $.001 par value per share, of the Company.

         (d) "COMPANY" shall mean Quickturn Design Systems, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

         (e) "COMPENSATION" shall mean all regular straight time earnings, overtime, shift premiums, all bonuses paid pursuant to the formal Bonus Plan sponsored by the Company, and commissions, but shall exclude incentive compensation, incentive payments or other extraordinary compensation.

         (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (g) "EMPLOYEE" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

         (h) "EXERCISE DATE" shall mean the date one day prior to the date six months, twelve months, eighteen months or twenty-four months after the Offering Date of each Offering Period.

         (i) "EXERCISE PERIOD" shall mean a period commencing on an Offering Date or on the day after an Exercise Date and terminating one day prior to the date six (6) months later.

         (j) "OFFERING PERIOD" shall mean a period of approximately twenty-four (24) months consisting of four approximately six-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

         (k) "OFFERING DATE" shall mean the first day of each Offering Period of the Plan.

         (l)  "PLAN" shall mean this 1993 Employee Qualified Stock Purchase
Plan.

         (m) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         (n) "TRADING DAY" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

    3.   ELIGIBILITY.

         (a) Any Employee as defined in paragraph 2 who shall be employed by the Company at least 30 days prior to the Offering Date shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4.   OFFERING PERIODS.

         (a) GENERAL RULE. The plan shall be implemented by consecutive and overlapping Offering Periods of approximately twenty-four months, with a new Offering Period beginning every six months.

         (b) THE FIRST OFFERING PERIOD. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and end approximately twenty-six months later, on February 17, 1996, if a Trading Day, or the last Trading Day prior thereto. The first Exercise Date shall be the last Trading Day on or before August 17, 1994. Subsequent Exercise Dates in the First Offering Period shall be the last Trading Days on or before February 17, 1995, August 17, 1995, and February 17, 1996.

         (c) SUBSEQUENT OFFERING PERIODS. The second Offering Period shall begin on the first Trading Day on or after August 18, 1994. Subsequent Offering Periods shall begin on the first Trading Day on or after February 18 and August 18 of each year and shall end on the last Trading Day on or before February 17 or August 17, twenty-four months later. The Plan shall continue until terminated in accordance with paragraph 20 hereof. Subject to the requirements of paragraph 20, the Board of Directors of the Company shall have the power to change the commencement, termination and duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

    5.   PARTICIPATION.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on a form provided by the Company and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. For the first Offering Period under the Plan , subscription agreements must be submitted by the close of business on December 8, 1993.

         (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 11.

    6.   PAYROLL DEDUCTIONS.

         (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of his or her Compensation. The aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of his aggregate Compensation during said Offering Period.

         (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 11, or may increase or decrease the rate or amount of his or her payroll deductions during the Offering Period (within the limitations of Section 6(a)) by completing and filing with the Company a new subscription agreement authorizing a decrease in the rate or amount of payroll deductions; provided, however, that a participant may not decrease the rate or amount of his or her payroll deductions more than once in any one month. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization or such shorter period as may be permitted by the Company.
Subject to the limitations of Section 6(a), a participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 11.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 11.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the dispositions, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

    7.   GRANT OF OPTION.

         (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or
(ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided, however, that the maximum number of Shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $50,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 13 hereof. Exercise of each option during the Offering Period shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 11, and each option shall expire at midnight on the last day of the applicable Exercise Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

         (b) The option price per share of the shares offered in a given Exercise Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion. However, except as provided below, where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date, as reported by the NASDAQ National Market System, or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in THE WALL STREET JOURNAL. For purposes of the Offering Date under the first Offering Period under the Plan, the fair market value of the Common Stock shall be the "price to public" as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended. For purposes of each subsequent Offering Date, the fair market value shall be the closing price of the Common Stock on the prior Trading Day. In the event the Offering Date or the Exercise Date occurs on a weekend or legal holiday, the fair market value shall be based on the closing bid price on the next Trading Day.

    8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in paragraph 11, his or her option for the purchase of shares will be exercised automatically on each Exercise Date of the Offering Period, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased and any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date of the Offering Period, unless the Offering Period has been oversubscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. DELIVERY. As promptly as practicable after the Exercise Date of each Exercise Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Exercise Period which is insufficient to purchase a full share of Common Stock of the Company shall be applied to the participant's account for the next Exercise Period.

    10. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. In the event that the fair market value of the Company's Common Stock is lower on an Exercise Date than it was on the Offering Date for that Offering Period, all Employees participating in the Plan on the Exercise Date shall be deemed to have withdrawn from the Offering Period immediately after the exercise of their option on such Exercise Date and to have enrolled as participants in a new Offering Period which begins on or about the day following such Exercise Date. A participant may elect to remain in the previous short Offering Period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new Offering Period.

    11.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

         (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company pursuant to a form to be provided by the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's remaining option or options for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         (b) Upon a participant's ceasing to be an Employee prior to an Exercise Date for any reason, including retirement or death, or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Exercise Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 15, and such participant's remaining option or options will be automatically terminated.

         (c) In the event an Employee fails to remain an Employee during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's remaining option or options terminated.

         (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

    12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    13.  STOCK.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 19. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

         (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

    14. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

         (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

         (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

         (c) RULE 16b-3 LIMITATIONS. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

    15.  DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 11.

    17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    18. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees annually, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

    19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves") as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least thirty
(30) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 11. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

    20.  AMENDMENT OR TERMINATION.

         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 19, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

         (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    23. TERM OF PLAN. The Plan shall be come effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue for a term of twenty (20) years unless sooner terminated under Section 20.